UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2006
CAMBREX CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)

1-10638	22-2476135

(Commission	(I.R.S. Employer
File Number)	Identification No.)
ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY 07073
(Address of principal executive offices)
(201) 804-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION
FORM 8-K
CURRENT REPORT
OCTOBER 27, 2006

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 27, 2006 Cambrex Corporation and Subsidiaries (“Cambrex” or the “Company”) completed the sale of two non-strategic facilities within its Human Health segment to a holding company controlled by International Chemical Investors II S.A. (“ICIG”) of Luxembourg. The facilities, which are located in Cork, Ireland (“Cork”) and Landen, Belgium (“Landen”), manufacture small molecule active pharmaceutical ingredients and advanced intermediates. The Company received nominal consideration.

Item 2.06	Material Impairments

Cambrex recorded a goodwill impairment charge of $2,092 during the third quarter of 2006 for Landen. This charge removed the remainder of the goodwill for Landen and resulted from lower cash flow projections to compute the implied fair value of goodwill as a result of current market conditions.

Item 8.01	Other Events.

On October 30, 2006, the Company issued a press release announcing the completion of the sale of Cork and Landen. A copy of the press release is attached as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(b)	Pro forma financial information.

Unaudited Pro forma Consolidated Income Statements for the six months ended June 30, 2006 and 2005.

Unaudited Pro forma Consolidated Income Statements for the years ended December 31, 2005, 2004 and 2003.

Unaudited Pro forma Consolidated Balance Sheet as of June 30, 2006.

(c)	Exhibits.

99.1	Press release dated October 30, 2006.

Basis of Presentation
     The following unaudited pro forma consolidated financial statements give effect to the divestiture of the Cork and Landen facilities to be accounted for as a discontinued operation in accordance with FAS 144. These unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Cambrex Corporation, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.
     The unaudited pro forma consolidated income statements give effect to the divestiture as if it had occurred on January 1, 2003. The unaudited pro forma balance sheet assumes the divestiture had occurred on June 30, 2006.
     The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of the Company.

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Six Months Ended June 30, 2006
(Unaudited)

	Cambrex	Pro forma	Other	Pro forma
	As Reported	Adjustments	Adjustments	Reported
	(1)	(3)
Gross sales	243,184	(19,805)	—	223,379
Commissions & freight	1,173	(260)	—	913

Net Sales	242,011	(19,545)	—	222,466
Other revenue	2,145	44	—	2,189

Net revenue	244,156	(19,501)	—	224,655

Cost of goods sold	156,463	(16,852)	—	139,611

Gross profit	87,693	(2,649)	—	85,044

Operating expenses:
Selling, general and administrative	57,305	(2,437)	366 (4)	55,234
Research and development	11,493	(436)	—	11,057

Total operating expenses	68,798	(2,873)	366	66,291

Operating profit	18,895	224	(366)	18,753

Other expenses:
Interest expense, net	9,648	(38)	—	9,610
Other expense, net	116	—	—	116

Income from continuing operations before taxes	9,131	262	(366)	9,027
				—
Income taxes	9,332	340	—	9,672

Loss before cumulative effect of a change in accounting principle	(201)	(78)	(366)	(645)

Weighted average shares outstanding (basic)	26,701			26,701
Loss before cumulative effect of a change in accting principle	(0.01)			(0.02)

Weighted average shares outstanding (diluted)	26,701			26,701
Loss before cumulative effect of a change in accounting principle	(0.01)			(0.02)
See accompanying notes to the unaudited pro forma consolidated financial statements.

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Six Months Ended June 30, 2005
(Unaudited)

	Cambrex	Pro forma	Other	Pro forma
	As Reported	Adjustments	Adjustments	Reported
	(1)	(3)
Gross sales	226,633	(20,663)	—	205,970
Commissions & freight	2,665	(371)	—	2,294

Net Sales	223,968	(20,292)	—	203,676
Other revenue	4,711	(218)	—	4,493

Net revenue	228,679	(20,510)	—	208,169

Cost of goods sold	145,147	(19,515)	—	125,632

Gross profit	83,532	(995)	—	82,537

Operating expenses:
Selling, general and administrative	51,815	(2,552)	357 (4)	49,620
Research and development	11,739	(451)	—	11,288

Total operating expenses	63,554	(3,003)	357	60,908

Operating profit	19,978	2,008	(357)	21,629

Other expenses:
Interest expense, net	5,481	(19)	—	5,462
Other expense, net	97	2	—	99

Income from continuing operations before taxes	14,400	2,025	(357)	16,068
				—
Income taxes	3,230	335	—	3,565

Income before cumulative effect of a change in accounting principle	11,170	1,690	(357)	12,503

Weighted average shares outstanding (basic)	26,373			26,373
Income before cumulative effect of a change in accting principle	0.42			0.47

Weighted average shares outstanding (diluted)	26,549			26,549
Income before cumulative effect of a change in accounting principle	0.42			0.47
See accompanying notes to the unaudited pro forma consolidated financial statements.

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Year Ended December 31, 2005
(Unaudited)

	Cambrex	Pro forma	Other	Pro forma
	As Reported	Adjustments	Adjustments	Reported
	(2)	(3)
Gross sales	451,986	(37,225)	—	414,761
Commissions & freight	3,437	(787)	—	2,650

Net Sales	448,549	(36,438)	—	412,111
Other revenue	6,548	(189)	—	6,359

Net revenue	455,097	(36,627)	—	418,470
Cost of goods sold	293,760	(35,705)	—	258,055

Gross profit	161,337	(922)	—	160,415

Operating expenses:
Selling, general and administrative	107,610	(5,066)	714 (4)	103,258
Research and development	22,331	(861)	—	21,470
Asset impairments	107,177	(24,794)	—	82,383

Total operating expenses	237,118	(30,721)	714	207,111

Operating profit	(75,781)	29,799	(714)	(46,696)

Other expenses:
Interest expense, net	10,815	(14)	—	10,801
Other expense, net	40	3	—	43

Loss before taxes	(86,636)	29,810	(714)	(57,540)

Income taxes	23,822	2,591	—	26,413

Net loss	(110,458)	27,219	(714)	(83,953)

Weighted average shares outstanding (basic)	26,456			26,456
Net loss	(4.18)			(3.17)

Weighted average shares outstanding (diluted)	26,456			26,456
Net loss	(4.18)			(3.17)
See accompanying notes to the unaudited pro forma consolidated financial statements.

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Year Ended December 31, 2004
(Unaudited)

	Cambrex	Pro forma	Other	Pro forma
	As Reported	Adjustments	Adjustments	Reported
	(2)	(3)
Gross sales	439,115	(43,209)	—	395,906
Commissions & freight	2,258	(701)	—	1,557

Net Sales	436,857	(42,508)	—	394,349
Other revenue	6,800	(21)	—	6,779

Net revenue	443,657	(42,529)	—	401,128

Cost of goods sold	272,917	(35,694)	—	237,223

Gross profit	170,740	(6,835)	—	163,905

Operating expenses:
Selling, general and administrative	102,769	(5,634)	640 (4)	97,775
Research and development	19,659	(900)	—	18,759
Asset impairments	48,720	—	—	48,720

Total operating expenses	171,148	(6,534)	640	165,254

Operating profit	(408)	(301)	(640)	(1,349)

Other expenses:
Interest expense, net	10,950	(277)	—	10,673
Other expense, net	73	39	—	112

Loss from continuing operations before taxes	(11,431)	(63)	(640)	(12,134)

Income taxes	14,461	152	—	14,613

Loss from continuing operations	(25,892)	(215)	(640)	(26,747)

Weighted average shares outstanding (basic)	26,094			26,094

Loss from continuing operations	(0.99)			(1.03)

Weighted average shares outstanding (diluted)	26,094			26,094

Loss from continuing operations	(0.99)			(1.03)
See accompanying notes to the unaudited pro forma consolidated financial statements.

Cambrex Corporation
Consolidated Income Statement — Pro forma
For the Period Ended December 31, 2003
(Unaudited)

	Cambrex	Pro forma	Other	Pro forma
	As Reported	Adjustments	Adjustments	Reported
	(2)	(3)
Gross sales	405,591	(38,700)	—	366,891
Commissions & freight	3,780	(732)	—	3,048

Net Sales	401,811	(37,968)	—	363,843
Other revenue	8,833	56	—	8,889

Net revenue	410,644	(37,912)	—	372,732

Cost of goods sold	248,238	(30,848)	—	217,390

Gross profit	162,406	(7,064)	—	155,342

Operating expenses:
Selling, general and administrative	95,117	(3,755)	643 (4)	92,005
Research and development	17,123	(876)	—	16,247
Legal settlement	11,342	—	—	11,342

Total operating expenses	123,582	(4,631)	643	119,594

Operating profit	38,824	(2,433)	(643)	35,748

Other expenses:
Interest expense, net	11,840	(197)	—	11,643
Other expense, net	139	(27)	—	112

Income from continuing operations before taxes	26,845	(2,209)	(643)	23,993

Income taxes	26,600	(571)	—	26,029

Income/(loss) from continuing operations	245	(1,638)	(643)	(2,036)

Weighted average shares outstanding (basic)	25,775			25,775

Income/(loss) from continuing operations	0.01			(0.08)

Weighted average shares outstanding (diluted)	26,174			26,174

Income/(loss) from continuing operations	0.01			(0.08)
See accompanying notes to the unaudited pro forma consolidated financial statements.

Cambrex Corporation
Consolidated Balance Sheet — Pro forma
As of June 30, 2006
(Unaudited)

	Cambrex	Pro forma	Other		Pro forma
	As Reported	Adjustments	Adjustments		June 30, 2006
	(1)	(3)
Current assets

Cash and cash equivalents	30,283	(2,631)	1,995	(5)	29,647
Trade receivables, net	74,314	(5,493)	—		68,821
Inventories, net	110,452	(15,565)	—		94,887
Other current assets	15,746	(607)	—		15,139

Total current assets	230,795	(24,296)	1,995		208,494

Property, plant and equipment, net	240,052	(28,604)	—		211,448
Goodwill	98,963	(2,090)	—		96,873
Other intangibles, net	50,800	—	—		50,800
Other assets	5,469	—	—		5,469

Total assets	626,079	(54,990)	1,995		573,084

Current liabilities
Trade accounts payable	37,790	(4,594)	711	(6)	33,907
Accrued liabilities	49,567	(4,875)	800	(7)	45,492
Short-term debt and current portion of long-term debt	1,782	—	—		1,782

Total current liabilities	89,139	(9,469)	1,511		81,181

Long-term debt	186,020	—	—		186,020
Deferred tax liabilities	29,160	(1,205)	—		27,955
Other liabilities	63,537	(6,800)	1,368	(6)	58,105

Total liabilities	367,856	(17,474)	2,879		353,261

Common stock	2,920	—	—		2,920
Paid in capital	220,738	—	—		220,738
Retained earnings	60,137	—	(39,142	)(8)	20,995
Treasury stock	(20,943)	—	—		(20,943)
Accumulated other comprehensive income	(4,629)	742 (9)	—		(3,887)

Stockholders’ equity	258,223	742	(39,142)		219,823

Total liabilities and stockholders’ equity	626,079	(16,732)	(36,263)		573,084

See accompanying notes to the unaudited pro forma consolidated financial statements.

Cambrex Corporation
Notes to Pro forma Consolidated Financial Statements
(Unaudited)
(1)	Reflects financial position and results of Cambrex as filed in the Company’s Form 10-Q filed on August 8, 2006 for the period ended June 30, 2006.
(2)	Reflects results of Cambrex as filed in the Company’s Form 10-K filed on May 26, 2006 for the years ended December 31, 2005, 2004 and 2003.
(3)	Reflects the results of Cork and Landen included in the financial statements of Cambrex (“Cambrex As Reported” columns) for all periods presented in this Form 8-K.
(4)	Reflects corporate allocations originally charged to Cork and Landen that would remain an expense of Cambrex upon divestiture.
(5)	Reflects the portion of Cork and Landen’s cash that was excluded from the sale.
(6)	Reflects a legal liability retained by Cambrex.
(7)	Estimated transaction costs.
(8)	Reflects the loss on the sale of Cork and Landen had the transaction occurred on June 30, 2006.
(9)	Reflects the Cumulative Translation Adjustment recorded on Cork and Landen’s books that will be realized (-$2,114) and Cork’s additional minimum pension liability transferred to ICIG ($2,856).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBREX CORPORATION

By	/s/ Luke M. Beshar

Luke M. Beshar
Executive Vice President and
Chief Financial Officer
(On behalf of the Registrant and
as the Registrant’s Principal
Financial Officer)
Dated: November 2, 2006